INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

PATRIOT NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PATRIOT NATIONAL BANCORP, INC.
900 Bedford Street
Stamford, Connecticut 06901
__________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on June 15, 2004
__________

Notice is hereby given that the Annual Meeting of Shareholders of Patriot National Bancorp, Inc. ("Bancorp") will be held at The Hyatt Regency, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870 at 9:00 a.m. on Tuesday, June 15, 2004 for the following purposes:

(1)   To elect nine directors for the ensuing year;

(2)   To consider and act upon a proposal to amend the Certificate of Incorporation of Bancorp to increase the authorized number of shares of capital stock of Bancorp from 5,333,333 shares of common stock, par value $2.00 per share ("Common Stock"), to 31,000,000 shares of capital stock, consisting of 30,000,000 shares of Common Stock, and 1,000,000 shares of Serial Preferred Stock, without par value;

(3)   To consider and act upon a proposal to ratify the appointment of McGladrey & Pullen, LLP as independent auditor for the year ending December 31, 2004; and

(4)   To transact such other business as may be properly brought before the Annual Meeting.

The close of business on April 28, 2004 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required.

By Order of the Board of Directors Angelo De Caro Chairman & Chief Executive Officer

Stamford, Connecticut
May 6, 2004

PATRIOT NATIONAL BANCORP, INC.
900 Bedford Street
Stamford, Connecticut 06901
__________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2004
__________

INTRODUCTION

This Proxy Statement (this "Proxy Statement") is being furnished in connection with the solicitation by the Board of Directors of Patriot National Bancorp, Inc. ("Bancorp") of proxies from holders of Bancorp's Common Stock, $2.00 par value ("Common Stock"), to be voted at the Annual Meeting of Shareholders to be held on June 15, 2004 and at any adjournments thereof. The time and place of the Annual Meeting, as well as the purposes therefor, are set forth in the accompanying Notice of Annual Meeting. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is May 6, 2004. In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiary, Patriot National Bank (the "Bank"), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor. Bancorp has also retained Morrow & Company, a proxy solicitation firm, to assist in proxy solicitation for the Annual Meeting.

Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may also be revoked by submitting a duly executed proxy bearing a later date or by giving notice to the Secretary of Bancorp in writing (at Bancorp's address indicated above) or in open meeting prior to the taking of a vote.

Unless so revoked, the proxy will be voted at the Annual Meeting, and unless authorization to vote for the election of directors or for any particular nominee is withheld, the shares represented by such proxy will be voted FOR the nominees set forth in this Proxy Statement with the votes cumulated as determined by the proxy holders. If authorization to vote for any nominee or nominees is withheld in a proxy, the votes of the shares represented thereby will be distributed among the remaining nominees in the manner determined by the persons named in the proxy, unless contrary instructions are given. Proxies containing instructions on Proposal 2 (the amendment to the Certificate of Incorporation increasing the authorized number of shares) and Proposal 3 (the ratification of the appointment of McGladrey & Pullen, LLP as independent auditor for 2004) will be voted in accordance with such instructions. If no instructions are contained on Proposals 2 or 3, proxies will be voted FOR the proposals. Under Bancorp's Bylaws for the election of directors, where the holders of the Common Stock have cumulative voting, the nominees receiving the largest number of votes will be elected. Under Connecticut law, approval of Proposal 2 requires the affirmative vote of a majority of the votes eligible to be cast at the Annual Meeting. Under Bancorp's Bylaws, approval of Proposal 3 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. An abstention or a broker non-vote will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof has been set as April 28, 2004 (the "Record Date"). As of the Record Date, there were 2,428,607 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote multiplied by the number of directors to be elected with respect to the election of directors and to one vote on each other matter submitted to the Annual Meeting.

Other than Angelo De Caro, who is the Chairman and Chief Executive Officer and a director of Bancorp, there is no person who, to the knowledge of Bancorp's Board of Directors, owns beneficially more than 5% of the outstanding Common Stock. Information as to the number of shares of Common Stock owned by each director of Bancorp and by each nominee for election as a director of Bancorp is set forth below under "Election of Directors-Stock Ownership."

To the knowledge of Bancorp, no arrangement exists the operation of which might result in a change in control of Bancorp. However, Angelo De Caro has received authority from the Federal Reserve Bank of New York to acquire up to 35% of the Common Stock.

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

The number of directors to be elected at the Annual Meeting has been set at nine by action of the Board of Directors in accordance with the Certificate of Incorporation and the Bylaws of Bancorp. The directors are elected annually by the shareholders by ballot. With respect to the election of directors, the holders of Common Stock have cumulative voting. Cumulative voting means that each share of Common Stock is entitled to one vote multiplied by the number of directors to be elected. Such votes may be cumulated and cast for a single candidate or may be distributed among two or more candidates in the manner selected by the shareholder. In the event a shareholder submitting a proxy does not specify how the votes attributable to the shares represented thereby are to be distributed, the persons named in the proxy will determine how such votes are to be distributed among the candidates. The nominees receiving the largest number of votes will be elected. Each director holds office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualifies (or until his or her earlier resignation, death or removal). Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. Each of the directors also serves as a director of the Bank.

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The persons named in the form of proxy to represent shareholders at the Annual Meeting are John A. Geoghegan, L. Morris Glucksman and Michael F. Intrieri and each of them. It is the intention of the persons named in the proxy to vote FOR the election of the nominees named herein unless authority to vote is withheld with respect to one or more nominees. In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp's management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

The names of the nominees for election as directors are set forth below, together with their principal occupations and employment, ages, directorships in publicly held companies and any company registered as an investment company under the Investment Company Act of 1940, directorships in other companies and lengths of service as directors. Each of the persons named below has a business address c/o Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901. There is no arrangement or understanding between any director and any other person or persons pursuant to which such director was or is to be selected as a director or nominee. There is no family relationship between any director and any executive officer of Bancorp or the Bank.

Each of the nominees has held the principal occupation listed for the past five years, except as set forth below.

Name	Age	Position and Offices With Bancorp Presently Held and Principal Occupation and Employment	Director Since (1)

Angelo De Caro	61	Director of Bancorp and the Bank; Chairman and Chief Executive Officer of Bancorp since 2001; President and Chief Executive Officer of Bancorp from its organization in December 1999 to 2001; Chairman of the Board of Directors of the Bank since September 2000; Chief Executive Officer of the Bank from June 1999 until October 2000; private investor from 1996 to present; former Partner of Goldman, Sachs & Co. from 1979 to 1996.	1998
John J. Ferguson	64	Director of Bancorp and the Bank; Senior Partner of the law firm of Bleakley Platt & Schmidt LLP, New York, New York.	2001

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Name	Age	Position and Offices With Bancorp Presently Held and Principal Occupation and Employment	Director Since (1)

John A. Geoghegan	62	Director of Bancorp and the Bank; Resident Principal (Partner) of the law firm of Gellert & Quartararo, P.C., Purchase, New York and predecessor firm; former Director of Barclays Bank, N.A. for over eighteen years.	1998
L. Morris Glucksman	56	Director of Bancorp and the Bank; practicing attorney in Stamford, Connecticut.	1993
Charles F. Howell	55	Director of Bancorp and the Bank; President of Bancorp since 2001; Vice Chairman of Bancorp and President and Chief Executive Officer of the Bank since October 2000; Director and President of Summit Bank Connecticut from 1998 to 2000; Executive Vice President, Chief Operating Officer and Director of NSS Bank from 1994 to 1998 and NSS Bancorp from the date of formation in 1997 until 1998.	2000
Michael F. Intrieri	60	Director of Bancorp and the Bank; facilitator in Stamford, Connecticut Public School System; Ed.D. in education and counseling; real estate broker.	1993
Robert F. O'Connell	55	Director of Bancorp and the Bank; Senior Executive Vice President and Chief Financial Officer of Bancorp and the Bank since 2001; Executive Vice President and Chief Financial Officer of Bancorp and the Bank from 2000 to 2001; Senior Vice President and Chief Financial Officer of New Canaan Bank and Trust Company or Treasurer/Senior Financial Officer of its successor, Summit Bank, New Canaan, Connecticut, from 1994 to 2000.	2001
Paul C. Settelmeyer	58	Director of Bancorp and the Bank; Director of Bancorp from December 1999 to June 2000; Director of the Bank from 1998 until June 2000; financial consultant working with banks, mortgage companies and other financial institutions.	2001

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Name	Age	Position and Offices With Bancorp Presently Held and Principal Occupation and Employment	Director Since (1)

Philip W. Wolford	56	Director of Bancorp and the Bank; Chief Operating Officer and Secretary of Bancorp and the Bank since June 2000; President of Bancorp from December 1999 until June 2000; President of the Bank from September 1994 until June 2000.	1994

____________________

(1)   Service as a director includes the period of service as a director of the Bank prior to Bancorp's acquisition of the Bank in 1999.

Executive Officers

The following table provides information concerning the executive officers of Bancorp and the Bank other than Messrs. De Caro, Howell, O'Connell and Wolford, information about each of which is listed in the table above.

Name	Age	Position and Offices With Bancorp Presently Held and Principal Occupation and Employment

Todd Brown	40	Executive Vice President of the Bank since July 1999; from 1994 to July 1999, Vice President of Pinnacle Financial Corp., a mortgage broker.
John Kantzas	68	Executive Vice President and Cashier of the Bank since 1994.
Martin G. Noble	54	Executive Vice President and Senior Loan Officer of the Bank since February 1999; from 1996 to 1999, Vice President and Manager - Risk Management for Cityscape Corporation, a mortgage banking company.
Marcus Zavattaro	39	Executive Vice President and President of the Pinnacle Financial Division of the Bank; from 1994 to July 1999, President of Pinnacle Financial Corp., a mortgage broker.

Meetings and Committees of the Board

During 2003, the Board of Directors of Bancorp met 11 times. All directors attended at least 75% of the total number of meetings of Bancorp's Board of Directors and of those Board committees on which he served which were held during 2003 with the exception of Mr. De Caro who attended 10 of 11 Board meetings and 21 of 36 Committee meetings due to a temporary personal circumstance.

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The members of the Board of Directors devote time and talent to certain standing and ad hoc committees of Bancorp and the Bank. Among these committees are the Executive Committee, the Asset and Liability Committee, the Audit Committee, the Loan Committee and the Personnel Committee, whose members and principal functions are described below. Bancorp does not have a standing nominating committee of the Board of Directors. The nominees for Director were approved by unanimous vote of the independent directors of the Board, in accordance with NASDAQ requirements.

The functions of the Executive Committee include monitoring the implementation by management of policies established by the Board of Directors, and exercising, when the Board of Directors is not in session, all other powers of the Board of Directors that may lawfully be delegated, and reviewing for approval any contracts with third parties authorized by the Board of Directors prior to execution thereof. The members of the Executive Committee are Messrs. De Caro, Ferguson, Geoghegan, Glucksman and Howell. During 2003, the Executive Committee of Bancorp met one time.

The functions of the Asset and Liability Committee include ensuring adherence to the investment policies of the Bank, recommending amendments thereto, exercising authority regarding investments and liquidity and exercising, when the Board of Directors is not in session, all other powers of the Board of Directors regarding investment activities that may lawfully be delegated. The members of the Asset and Liability Committee are Messrs. De Caro, Geoghegan, Glucksman, Howell, Naclerio, O'Connell, Settelmeyer and Wolford. During 2003, the Asset and Liability Committee of Bancorp met four times.

The functions of the Audit Committee include (i) reviewing and recommending policies regarding internal audit and credit review, (ii) establishing and implementing policies to comply with applicable regulations, (iii) monitoring compliance with investment policies, (iv) causing suitable audits to be made by auditors engaged by the Audit Committee on behalf of Bancorp, (v) pre-approving all audit services and permitted non-audit services provided by the auditors, and (vi) reviewing the independence of the auditors and the "audit committee financial experts" on the Audit Committee. The Audit Committee or its Chairman also discusses with the independent auditor the auditor's review of Bancorp's unaudited quarterly financial statements. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Messrs. Ferguson, Intrieri, Naclerio, and Settelmeyer, each of whom is an independent director as defined by NASDAQ rules. Mr. Settelmeyer has been determined to have the professional experience deemed necessary to qualify as an audit committee financial expert under Securities and Exchange Commission rules. During 2003, the Audit Committee of Bancorp met six times. The Report of the Audit Committee for the year ended December 31, 2003 is set forth under "Election of Directors -Report by the Audit Committee."

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The functions of the Loan Committee include examining, reviewing and approving loans, reviewing and approving loan policies and establishing appropriate levels of credit risk and exercising, when the Board of Directors is not in session, all other powers of the Board of Directors regarding extensions of credit that may lawfully be delegated. The members of the Loan Committee are Messrs. De Caro, Howell, Intrieri, Naclerio, O'Connell, Settelmeyer and Wolford. During 2003, the Loan Committee of Bancorp met 28 times.

The functions of the Personnel Committee include reviewing and recommending policies with respect to a comprehensive personnel policy, staffing requirements, personnel compensation and benefits issues and performance review of certain identified officer positions. The Personnel Committee also reviews management's implementation of established policies and personnel compliance issues. The members of the Personnel Committee are currently Messrs. De Caro, Geoghegan, Glucksman, Howell, Intrieri, Naclerio, O'Connell and Wolford. During 2003, the Personnel Committee of Bancorp met three times.

Nomination Process

The Board of Directors does not have a nominating committee. The full Board of Directors performs the functions of a nominating committee. The Board of Directors does not believe it needs a separate nominating committee because a majority of the full Board is comprised of independent directors and has the time and resources to perform the function of selecting board nominees. All Board nominees must be approved by a vote of the independent members of the Board pursuant to NASDAQ requirements. Messrs. Ferguson, Geoghegan, Glucksman, Intrieri, Naclerio and Settelmeyer are considered to be independent directors under the NASDAQ rules. When the Board of Directors performs its nominating function, the Board acts in accordance with Bancorp's Certificate of Incorporation and Bylaws but does not have a separate charter related to the nomination process. Under the Company's Bylaws, nominations for directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of Bancorp who delivers notice along with the additional information and materials required by Bancorp's charter to Bancorp's President not less than 14 days and no more than 50 days before the annual meeting. Shareholders may obtain a copy of Bancorp's Certificate of Incorporation and Bylaws by writing to Bancorp's Corporate Secretary, 900 Bedford Street, Stamford, Connecticut 06901.

Bancorp's directors have a critical role in guiding Bancorp's strategic direction and in overseeing management. The Board of Directors considers candidates for the Board based upon several criteria, including their broad-based business and professional skills and experiences, concern for the long-term interests of shareholders, and personal integrity and judgment. Candidates should have reputations, both personal and professional, consistent with Bancorp's image and reputation. The majority of directors on the Board of Directors should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the banking industry. Accordingly, the Board of Directors seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to Bancorp.

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The Board of Directors utilizes the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors, each year the Board of Directors informally reviews directors' overall service to Bancorp during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the directors on the Board of Directors are polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Bancorp shareholders, and may also engage, if the Board of Directors deems appropriate, a professional search firm. To date, the Board of Directors has not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Board of Directors then meets to discuss and consider these candidates' qualifications and then chooses a candidate by majority vote. Each of the nominees for director listed above were recommended by the directors.

Director Attendance at Annual Meetings

Bancorp has a policy encouraging attendance by members of the Board of Directors at Bancorp's annual meetings of shareholders. All of the Bancorp directors attended the 2003 Annual Meeting of Shareholders.

STOCK OWNERSHIP

The following table sets forth as of March 31, 2004, the number of shares of Common Stock beneficially owned by each Director, nominee for Director, individuals named in the Summary Compensation Table below, any holders of 5% or more of the Common Stock of Bancorp, and all Directors and executive officers of Bancorp as a group.

	Shares Beneficially Owned (1) (2)

Name	Shares	Options and Warrants (3)	Total	Percent of Class

Angelo De Caro	682,000(4)	-	682,000	28.18

John J. Ferguson	1,000	-	1,000	0.04

John A. Geoghegan	5,917	-	5,917	0.24

L. Morris Glucksman	41,758(5)	17,133	58,891	2.42

Charles F. Howell	21,846	-	21,846	0.90

Michael F. Intrieri	28,656(6)	10,000	38,656	1.59

Richard Naclerio (7)	46,500	15,000	61,500	2.53

Robert F. O'Connell	16,036	-	16,036	0.66

Paul C. Settelmeyer	16,300	-	16,300	0.67

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Philip W. Wolford	10,468 (8)	9,000	19,468	0.80

All directors and executive officers of Bancorp (14 persons)			1,051,077	42.53

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(1)   A "beneficial owner" of a security for purposes of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, includes any person who, directly or indirectly, has or shares voting power and/or investment power, although not necessarily the economic benefit, with respect to that security.

(2)   Fred A. DeCaro, Jr. formerly a director and executive officer of Bancorp and the Bank, resigned as a director effective July 16, 2003 and as an officer on July 25, 2003. Fred A. DeCaro, Jr. reported beneficial ownership of 130,739 shares, or 5.37% of Bancorp's outstanding shares, in Bancorp's proxy statement dated April 30, 2003. Fred A. DeCaro, Jr. has no relationship with Angelo De Caro. His share ownership is not included in the table above. Based on information informally given by Fred A. DeCaro, Jr., to Bancorp, it is believed that his beneficial ownership has been reduced substantially below 5%.

(3)   Consists of options or warrants that are exercisable within 60 days.

(4)   Includes 19,000 shares for which Mr. De Caro has sole voting power but in which he has no direct or indirect pecuniary interest.

(5)   Includes 3,200 shares held by Mr. Glucksman as Trustee for Roslyn Glucksman, Mr. Glucksman's wife; 1,000 shares owned solely by Roslyn Glucksman; 5,500 shares held by Mr. Glucksman as Trustee for Rayna Glucksman, Mr. Glucksman's daughter; 5,500 shares held by Mr. Glucksman as Trustee for Janna Glucksman, Mr. Glucksman's daughter; and 10,800 shares held as Trustee for other than immediate family members.

(6)   Includes 1,200 shares held in joint tenancy with Karen Intrieri, Mr. Intrieri's wife, and 651 shares owned solely by Karen Intrieri; 600 shares held by Michael J. Intrieri, Mr. Intrieri's son, and 1,500 shares owned jointly by father and son; and 600 shares held by Jason Intrieri, Mr. Intrieri's son, and 1,500 shares owned jointly by father and son.

(7)   Mr. Naclerio has reached the mandatory retirement age of 72 and will retire from the Board effective at the date of the Annual Meeting.

(8)   Includes 84 shares held in joint tenancy with, Regine Vantieghem, Mr. Wolford's wife; 83 shares held in joint tenancy with Jack A. Wolford, Mr. Wolford's father; 83 shares held in joint tenancy with Kathryn Rachel Wolford, Mr. Wolford's mother.

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SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp's officers and directors, and persons who own more than 10% of Bancorp's Common Stock, to file reports of ownership and changes in ownership of Bancorp's securities with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to Bancorp, and written representations from reporting persons that no Forms 5 were required, Bancorp believes that during 2003, filing requirements under Section 16(a) applicable to the officers and directors of Bancorp were complied with in a timely manner except for one filing made by Todd Brown which was filed late.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

Directors of Bancorp do not receive compensation for service as members of the Board of Directors or committees thereof. However, non-officer directors of the Bank receive a fee of $500 for each meeting of the Board of Directors attended, and $400 for each meeting of a standing committee of the Board of Directors attended. In addition, non-officer directors who serve as the chair of a board committee that meets at least four times in a year receive an additional $2,000 per year.

The Bank has adopted a policy whereby members of its Board of Directors who serve as Board members for five years receive 1,500 shares of Common Stock or its cash equivalent in one payment after the Director resigns or retires from the Board.

Cash Compensation of Executive Officers

The following table sets forth the aggregate cash compensation earned for services in all capacities paid by the Bank and Bancorp for the years ended December 31, 2003, 2002 and 2001, to Angelo De Caro, Charles F. Howell, Robert F. O'Connell, Todd Brown and Marcus Zavattaro (the "Named Executive Officers").

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SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation

					Award		Payouts

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compen -sation ($)	Restricted Stock Awards(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen-sations ($)

Angelo De Caro,	2003	77,885	77,004
Chairman and Chief	2002	84,615	57,947
Executive Officer	2001	75,000	25,500
of Bancorp and
Chairman of the
Bank

Charles F. Howell,	2003	188,134	77,004	3,032(1)			54,925
President and Vice	2002	171,154	57,947	1,572(1)			29,544
Chairman of	2001	161,923	65,500	205(1)			14,060
Bancorp and
President and Chief
Executive Officer
of the Bank

Robert F. O'Connell,	2003	155,630	77,004	3,048(1)
Senior Executive	2002	144,284	57,947	1,573(1)
Vice President and	2001	131,718	40,500	472(1)
Chief Financial
Officer of Bancorp
and the Bank

Todd Brown,	2003	150,000	220,647	1,663(1)
Executive Vice	2002	158,700	108,498	1,369(1)
President of the	2001	150,000	35,670	1,175(1)
Bank

Marcus Zavattaro,	2003	150,000	303,620	2,431(1)
Executive Vice	2002	158,700	183,303	1,172(1)
President of the	2001	150,000	82,563	290(1)
Bank

____________________
(1)   Represents contributions made to executives' 401(k) account.

Other Remuneration

Neither Bancorp nor the Bank afforded any personal benefits for executive officers during 2003 that might be attributable to normal management or executive fringe benefits such as automobiles and country club memberships.

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Employment and Change of Control Agreements

Bancorp and the Bank entered into an Employment Agreement, dated October 23, 2003, pursuant to which Charles F. Howell is employed to serve as President and Chief Executive Officer of the Bank and as President of Bancorp for a period of three years ending on December 31, 2006. Mr. Howell's base salary for the first year was fixed at $225,000 and will increase by $15,000 and $20,000 in the next two years. Mr. Howell may also be paid a discretionary cash bonus to be determined by the Board of Directors.

If Mr. Howell's employment is terminated for cause (as defined in the agreement) or because of his death or disability, all unvested restricted stock awards and options will be forfeited. Mr. Howell was issued stock grants under his prior employment contract and may participate in future option grants if made by Bancorp. In the event of Mr. Howell's termination of employment for any other reason, including a termination following a change of control (as defined in the agreement), all restricted stock awards and options will vest immediately.

In the event of the early termination of the agreement with Mr. Howell for any reason other than cause, he would be entitled to receive a lump sum payment equal to the greater of the aggregate salary payments that would be made to him for the remaining term of the agreement or 18 months of his stipulated base salary at the time of termination. In connection with a change of control (as defined in the agreement), in addition to immediate vesting of all restricted stock awards and options or cash payments in lieu thereof, Mr. Howell would be entitled to receive a lump sum cash payment equal to two times the greater of Mr. Howell's then annual base salary, Mr. Howell's cash compensation from the Bank for services rendered for the last full calendar year immediately preceding the change of control, or Mr. Howell's average annual cash compensation for the two most recent taxable years ending before the date on which the change of control occurs.

Bancorp and the Bank entered into an Employment Agreement, dated November 3, 2003, pursuant to which Robert F. O'Connell is employed to serve as Chief Financial Officer and Senior Executive Vice President of the Bank for the period ending December 31, 2007. Mr. O'Connell's base salary for each year under the contract is currently $165,000, subject to review and increase by the Board of Directors each year. If Mr. O'Connell's employment were terminated without cause (as defined in the agreement), Mr. O'Connell would be entitled to a lump sum payment equal to the aggregate salary payments (based on the rate then in effect) for the balance of the employment period. If Mr. O'Connell's employment is terminated without cause following a change of control (as defined), he would be entitled to receive the greater of the amount described in the preceding sentence or the amount payable pursuant to his change of control agreement described below.

The Bank has also entered into a change of control agreement with Mr. O'Connell pursuant to which he would be entitled to receive a lump sum cash payment if a change of control (as defined in the agreement) occurs while he is a full-time officer of the Bank or within six months following his termination of employment other than for cause (as defined in the agreement) or by reason of his death or disability. The amount of the payment would be equal to the greater of two times (i) the then current year's base salary or (ii) Mr. O'Connell's total compensation, including salary and any cash incentive compensation from the Bank for the last full calendar year preceding the change of control.

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The Bank entered into Employment Agreements, dated January 1, 2004, between each of Marcus Zavattaro and Todd Brown pursuant to which Mr. Zavattaro is employed to serve as Executive Vice President of the Bank and President of the Pinnacle Financial Division ("Pinnacle") of the Bank, and Mr. Brown is employed to serve as Executive Vice President of the Bank, until December 31, 2004. Salary and commissions for each of Mr. Zavattaro and Mr. Brown shall be between $150,000 and $300,000 depending upon the amount of the fee income generated by such executives from mortgage transactions. In addition, Mr. Zavattaro and Mr. Brown are entitled to certain incentive payments in amounts dependent upon Pinnacle meeting certain financial targets.

Options and Stock Appreciation Rights

During 2003, Bancorp did not grant options to any of the Named Executive Officers.

During 2001, Bancorp adopted the Patriot National Bancorp, Inc. 2001 Stock Appreciation Rights Plan (the "2001 Plan"). Under the terms of the 2001 Plan, Bancorp may grant stock appreciation rights to officers of Bancorp that entitle the officers to receive, in cash or Common Stock, the appreciation in the value of the Common Stock from the date of grant. Each award vests at the rate of 20% per year from the date of grant. Any unexercised rights will expire ten years from the date of grant.

The following table sets forth information as to stock appreciation rights granted to Named Executive Officers during 2003. No other stock options or stock appreciation rights were granted to any of the Named Executive Officers in 2003.
			Option/SAR Grants In Last Fiscal Year

Name	Number of Securities Underlying SARS Granted (#)	Percent of Total SARs Granted To Employees In Fiscal Year	($/Sh)	Exercise or Base Price Date	Expiration 5%($) 10%($)

Charles F. Howell	10,000(1)	100	11.90	12/31/2013	74,800/189,700

______________________
(1)   Represents rights granted to Mr. Howell in 2003 under his employment agreement in lieu of the grant of stock options.

13

The following table sets forth information as to options exercised by the Named Executive Officers during 2003 and the values of options and stock appreciation rights as of December 31, 2003.

Aggregated Option/SAR Exercises In Last Fiscal Year and
FY-End Option/SAR Values

Name	Shares Acquired On Exercise (#	)	Value Realized ($	)	Number of Securities Underlying Unexercised Options/SAR's at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options/SAR's at FY-End ($) Exercisable/ Unexercisable

Angelo DeCaro	--		--		--	--
Charles F. Howell	--		--		15,000 / 25,000	69,500 / 57,900
Robert F. O'Connell	--		--		2,400 / 3,600	9,504 / 14,256
Todd Brown	--		--		--	--
Marcus Zavattaro	--		--		--	--

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents information as of December 31, 2003 for equity compensation plans maintained by Bancorp.

	Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by shareholders	110,000	$10.13	---

Equity compensation plans not approved by shareholders	---	---	---

Total	110,000	$10.13	---

14

REPORT BY THE AUDIT COMMITTEE

The Audit Committee operates pursuant to a written charter, dated October 14, 2003, a copy of which is attached as Appendix A.

The Board of Directors, in its business judgment, has determined that each of the members of the Audit Committee is independent, as required by the applicable listing standards of The NASDAQ Stock Market, Inc. The Board of Directors has determined that Mr. Settelmeyer has the professional experience necessary to qualify as an audit committee financial expert within the meaning of the Securities and Exchange Commission rules.

In performing its function, the Audit Committee has:

•
reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2003 with management and with McGladrey & Pullen, LLP, Bancorp's independent auditors for 2003;

•	discussed with Bancorp's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect; and

•
received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the independent auditors' independence. The Audit Committee has considered whether the provision of non-audit services by the independent auditors to Bancorp is compatible with maintaining the accountants' independence and has discussed with McGladrey & Pullen, LLP their independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that Bancorp's audited financial statements be included in its Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

   Paul C. Settelmeyer, Chairman
   John J. Ferguson
   Michael F. Intrieri
   Richard Naclerio

Dated: March 24, 2004

15

THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT BANCORP SPECIFICALLY INCORPORATES IT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER SUCH ACTS.

CODE OF CONDUCT

The Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of Bancorp are required to comply with the Patriot National Bancorp, Inc. Code of Conduct for Senior Executive Financial Officers attached as Appendix B, adopted by Bancorp's Board of Directors. The Code of Conduct was adopted by Bancorp to deter wrongdoing and promote honest and ethical conduct; full, fair, accurate and timely disclosure in public documents; compliance with law; prompt internal reporting of Code violations, and accountability for adherence to the Code. Shareholders may request a copy of the Code, without charge, by contacting Robert F. O'Connell, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901 (203) 324-7500.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of business, the Bank has made loans to officers and directors (including loans to members of their immediate families and loans to companies that a director owns 10% or more of). In the opinion of management, all of such loans were made in the ordinary course of business of the Bank on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

PROPOSAL 2
AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND TO PROVIDE FOR A NEW CLASS OF SERIAL PREFERRED STOCK

The Board of Directors of Bancorp has unanimously approved and recommended to the shareholders that they approve at the Annual Meeting an amendment to Article II of Bancorp's Certificate of Incorporation increasing the total number of shares of capital stock of Bancorp to 31,000,000 shares, consisting of 30,000,000 shares of Common Stock and 1,000,000 shares of serial preferred stock, without par value (the "Preferred Stock").

Bancorp's current Certificate of Incorporation provides that the only class of capital stock it is authorized to issue is 5,333,333 shares of Common Stock. As of April 15, 2004, there were 2,428,307 shares of Common Stock issued and outstanding. In addition, 63,784 shares have been reserved for outstanding warrants and 110,000 shares for outstanding stock options under a stock option plan leaving 2,731,242 shares authorized but not issued, outstanding and/or reserved under the foregoing plans. The current Certificate of Incorporation does not authorize the issuance of any preferred stock.

16

The Board of Directors determined it is in the best interests of Bancorp and its shareholders to increase the authorized number of shares of Common Stock from 5,333,333 to 30,000,000 in order to fully implement the recently adopted Rights Plan described below and to give it flexibility to issue shares in the future and because it has undertaken in the Rights Agreement to amend its Certificate of Incorporation to increase the authorized number of shares to an amount sufficient to permit to the maximum extent possible the exercise of all outstanding Rights. It is common for public companies to have available a significant number of authorized but unissued and unreserved shares of Common Stock to provide flexibility to address in an expeditious manner the organization's need or desirability to issue additional shares. Future uses could take one of many forms, including stock-based compensation plans, capital reorganizations, actions to deter undervalued acquisitions, and/or acquisitions by Bancorp of other institutions. In any such event, the ability of the Board to take appropriate action without delay would be severely hampered unless the number of shares for issuance is adequate to meet Bancorp's needs. Future issuances of Common Stock, however, may initially dilute the ownership, voting and/or economic interests of existing shareholders. Bancorp is likely to require additional capital in the future to support its growth plans, and the additional authorized shares of Common Stock may be issued in connection with a future capital raising effort.

The proposed amendment also provides for the creation of a new class of 1,000,000 shares of Preferred Stock. The amendment permits the Board of Directors to issue Preferred Stock from time to time in one or more series, with each series having the rights and privileges determined by the Board of Directors in their best judgment. Preferred Stock could be issued by the directors in one series or multiple series under different terms and conditions from time to time. Preferred Stock could be issued with dividends that cumulate or that are non-cumulative. Preferred Stock could be issued with or without voting rights; or the voting rights extended to the Preferred Stock could be different than the voting rights enjoyed by the holders of Common Stock. Preferred Stock could be issued with conversion features entitling the holder to convert each share of Preferred Stock for one or more shares of Common Stock at a per share price which equals or exceeds the Common Stock's par value of $2.00 per share. Preferred Stock could also be issued with exchange privileges, redemption provisions, sinking fund provisions and rights upon liquidation or conversion that are preferred to the rights of the holders of Common Stock. The Preferred Stock could also be listed with an exchange or NASDAQ. Under the current Certificate of Incorporation, the holders of Common Stock have the sole voting power and, without another class of shares, have the sole right to any dividends that may be declared by the Board of Directors, any distribution of assets upon liquidation or dissolution of Bancorp, and any preemptive rights. Preferred Stock issuances may be placed privately or sold publicly and may or may not be offered to holders of Common Stock. Issuance of the Preferred Stock may initially dilute the ownership, voting and/or economic interests of existing shareholders.

17

The Board of Directors determined it is in the best interests of Bancorp and its shareholders to provide for the creation of the Preferred Stock in order to give it additional flexibility to raise capital for ongoing business operations and future growth and to serve as a tool to discourage attempts to acquire control of Bancorp by suitors who would seek to acquire Bancorp at a value less than its fair value. It is common for public companies to have a class of preferred stock that can be issued and sold to the public at a premium on terms that are favorable in the financial markets existing at the time of issuance. A series of Preferred Stock could also be issued as a dividend to holders of Bancorp's Common Stock in a rights offering or in a private placement to discourage tender offers or attempts by third parties to acquire control of Bancorp on terms that the Board determines, in its good faith judgment, do not adequately reflect the fair value of Bancorp’s business.

Some banks and corporations with preferred stock charter provisions similar to that provided in the proposed amendment have issued preferred shares with voting or conversion privileges that may lessen the opportunity for shareholders to participate in certain types of transactions, such as tender or exchange offers. In addition, the overall effect of the preferred stock charter provisions, the existence of a large class of authorized but unissued shares of Common Stock and the other anti-takeover provisions Bancorp has in place, as described below, may make more difficult a merger, tender or exchange offer, proxy contest, the assumption of control by a holder of a large block of Bancorp' s securities, and the removal of incumbent management. They may also have an adverse impact on shareholders who may want to participate in such a tender offer, exchange offer or proxy contest.

The Board has in place several measures that could have the effect of discouraging take-over attempts. Several senior executive officers have Employment Agreements and/or Change of Control Agreements with Bancorp and the Bank that require lump sum payments to such officers and the immediate vesting of certain stock grants and stock options upon a change of control, as described under "Election of Directors - Compensation of Directors and Executive Officers - Employment and Change of Control Agreements." In addition, on April 15, 2004, the Board of Directors authorized the creation of a rights plan with respect to the Common Stock of Bancorp that could make it more difficult for a person to acquire a controlling interest in Bancorp. Under such plan, the Board declared a dividend of one right (the "Rights") for each share of Common Stock issued and outstanding on the Record Date of April 29, 2004. Each Right entitles the holder to purchase from Bancorp 8.152 shares of Common Stock at a price of $60, subject to adjustment. The Rights attach to the Common Stock and are not exercisable or separately transferable until they are triggered by certain events, including the acquisition of more than 15% of Bancorp's Common Stock by any person, the commencement of a tender offer or exchange offer for Bancorp's Common Stock, or the filing by any person of a registration statement with respect to a contemplated exchange offer to acquire 15% of Bancorp's Common Stock. The Rights can be redeemed in whole by the Company at $.001 per Right at any time prior to the trigger date. The Rights expire after ten years, unless earlier exercised by the holders or redeemed or exchanged by Bancorp. Pursuant to the Plan, Bancorp has reserved 2,731,242 authorized and unissued shares of its Common Stock in order to permit the exercise of all outstanding Rights and has undertaken to amend its Certificate of Incorporation to increase the authorized number of shares to an amount sufficient to permit to the maximum extent possible the exercise of all outstanding Rights. The total number of shares that need to be reserved under the Rights Plan, assuming full exercise of all of the Rights, is 18,030,406 shares of Common Stock. Assuming shareholder approval of this Proposal No. 2, the number of issued and outstanding shares and reserved for issuance would be 20,632,497 shares, leaving 9,367,503 shares authorized but not issued, outstanding and/or reserved. In the event Bancorp does not receive shareholder approval to amend its Certificate of Incorporation, the Rights Agreement provides that each holder of a Right shall, in the discretion of the Board of Directors, have a right to receive, upon exercise of the Rights, such number of Common Stock Equivalents, as defined in the Rights Agreement, or the maximum number of shares of Common Stock available for issuance to such holder at a reduced purchase price, which reflects a per share purchase price of 50% of current market value as determined in the Rights Agreement.

18

The description and terms of the Rights are set forth in a Rights Agreement, dated as of April 19, 2004 (the "Rights Agreement"), between Bancorp and Registrar and Transfer Company filed with the Securities and Exchange Commission in a Current Report on Form 8-K, dated April 20, 2004.

The Board of Directors has determined that it is prudent and in the best interests of Bancorp and its shareholders to have in place certain provisions, such as the proposed increase in authorized shares of Common Stock, the proposed creation of a new class of Preferred Stock, the Rights Plan and change of control provisions in senior officer agreements, to protect Bancorp’s shareholders from attempts by third parties to acquire control of Bancorp on terms that the Board determines, in its good faith judgment, do not adequately reflect the fair value of Bancorp’s business. The Board believes that the use of such provisions are in the best interests of its shareholders because they would enable the Board to consider, in a deliberate and timely manner, whether any such attempts or offers are in the best interests of the shareholders of Bancorp. Such provisions could also have the effect of requiring would-be acquirors to negotiate with the Board and giving the Board the leverage needed to attain the best terms and conditions for its shareholders. The Board also believes that the enactment of these provisions will better enable the Board to fully implement its long-term growth and strategic plan. While the Board is not aware of any person who has acquired (with the exception of Angelo De Caro, see "Election of Directors - Stock Ownership of Directors and Officers" above), or has the intention to acquire, a significant amount of Common Stock of Bancorp or who has announced, or has the intention of announcing, a tender or exchange offer for shares of Common Stock of Bancorp, the Board has taken note of recent unusual trading activity in its stock. No person, however, has made any public announcement, or made any filing that may be required under the rules of the Securities and Exchange Commission, reporting an acquisition of 5% or more of Bancorp's Common Stock, the commencement of a tender or exchange offer, or any other measure to acquire control of Bancorp. The Board of Directors is not presently contemplating the issuance of shares of Common Stock or Preferred Stock for defensive purposes other than the Rights Plan should it be triggered. The Board of Directors will issue shares of Common Stock and Preferred Stock only when it deems such action to be in the best interests of its shareholders.

The foregoing summary description of the proposed amendment is qualified in its entirety by reference to the complete text of the proposed amendment set forth in Appendix C to this Proxy Statement.

The affirmative vote of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to adopt Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND TO PROVIDE FOR A NEW CLASS OF SERIAL PREFERRED STOCK

19

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

The Audit Committee of Bancorp has approved the engagement of McGladrey & Pullen, LLP, independent auditors, to audit the books, records and accounts of Bancorp for the year ending December 31, 2004. In accordance with a resolution of the Board of Directors, this selection is being presented to the shareholders for ratification at the Annual Meeting.

McGladrey & Pullen, LLP has served as independent auditor of Bancorp and the Bank since 1994 and is considered to be well qualified. Bancorp has been advised by McGladrey & Pullen, LLP that it has no direct financial interest or any material indirect financial interest in Bancorp other than that arising from the firm's employment as independent auditor.

McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp. During 2003, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the Securities and Exchange Commission. All professional services rendered by McGladrey & Pullen, LLP during 2003 were furnished at customary rates and terms.

20

During the period covering the fiscal year ended December 31, 2003, McGladrey & Pullen, LLP and RSM McGladrey, Inc. performed the following professional services:

	2003	2002

Audit Fees consist of fees for professional services rendered for the audit of the consolidated financial statements and review of financial statements included in quarterly reports on Form 10-QSB and services connected with statutory and regulatory filings or engagements.	$113,983	$107,407

Audit-related Fees are fees principally for professional services rendered for the audit of the FHLB Qualified Collateral Report.	$2,750	$2,500

Tax Service Fees consist of fees for tax return preparation, planning and tax advice.	$17,237	$22,770

Other Fees	-	-

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent public accountants. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary. The Chair is required to report any decisions to pre-approve such services to the full Audit Committee at its next meeting. The independent public accountants and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent public accountants in accordance with this pre-approval, and the fees for the services performed to date.

A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

If the shareholders do not ratify the selection of McGladrey & Pullen, LLP, the selection of independent auditor will be reconsidered by the Board of Directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

21

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Any shareholder who intends to present a proposal at the 2005 Annual Meeting is advised that, in order for such proposal to be included in the Board of Directors' proxy material for such meeting, the proposal must be received by Bancorp at its principal executive office no later than January 6, 2005 directed to Angelo De Caro, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901.

If any shareholder proposes to make any proposal at the 2005 Annual Meeting which proposal will not be included in Bancorp's proxy statement for such meeting, such proposal must be received by March 22, 2005 to be considered timely for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "Exchange Act"). The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Bancorp intends to exercise its discretion to vote on each such matter.

Bancorp has not had a formal process for shareholder communications with the Board of Directors. Bancorp has, however, made an effort to ensure that the Board of Directors or individual Directors, if applicable, consider the views of its shareholders. Bancorp believes that its responsiveness to shareholder communications to the Board of Directors has been excellent. Nevertheless, during the upcoming year, the Board of Directors will give consideration to the adoption of a formal process for shareholder communication with the Board. Shareholders may communicate with the Board of Directors by written communication to Angelo De Caro, Patriot National Bancorp, Inc., 900 Bedford Street, Stamford, Connecticut 06901.

COST OF SOLICITATION

Bancorp will bear the cost of preparing, assembling and mailing the notice, proxy statement and proxy for the Annual Meeting. Solicitation of proxies will be primarily through the use of the mails, but regular employees of Bancorp may solicit proxies by personal contact, by telephone or by telegraph without additional remuneration therefor. Banks, brokerage houses and other institutions, nominees or fiduciaries will be notified and supplied with sufficient copies of proxies, proxy soliciting material and annual reports in order to obtain authorization for the execution of proxies by their beneficial holders. Bancorp will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their beneficial holders. All expenses associated with the solicitation of proxies in the form enclosed will be borne by Bancorp. Bancorp has also retained Morrow & Company, a proxy solicitation firm, to assist in proxy solicitation for the Annual Meeting. Bancorp will pay that firm $5,000, plus out-of-pocket expenses. Bancorp will also make arrangements with brokerage firms and other custodians, nominees and fiduciaries to send proxy materials to their principals and will reimburse those parties for their expenses in doing so.

22

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be voted upon at the Annual Meeting. Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-KSB

BANCORP, UPON WRITTEN REQUEST, WILL PROVIDE WITHOUT CHARGE TO EACH PERSON ENTITLED TO VOTE AT THE ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. WRITTEN REQUESTS MUST BE DIRECTED TO:

Robert F. O'Connell
Patriot National Bancorp, Inc.
900 Bedford Street
Stamford, Connecticut 06901

COPIES OF SAID ANNUAL REPORT ON FORM 10-KSB WILL NOT INCLUDE THE EXHIBITS THERETO, BUT WILL INCLUDE A LIST DESCRIBING THE EXHIBITS NOT INCLUDED, COPIES OF WHICH WILL BE AVAILABLE AT A COST OF ONE DOLLAR PER PAGE.

By Order of the Board of Directors ANGELO DE CARO Chairman and Chief Executive Officer

Stamford, Connecticut
May 6, 2004

23

REVOCABLE PROXY
PATRIOT NATIONAL
BANCORP, INC.

☒ PLEASE MARK VOTES
AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 15, 2004

The undersigned hereby appoints John A. Geoghegan, L. Morris Glucksman, Michael F. Intrieri and each of them, as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $2.00 (the "Common Stock"), of Patriot National Bancorp, Inc. ("Bancorp") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Bancorp to be held at The Hyatt Regency, 1800 East Putnam Avenue, Old Greenwich, Connecticut 06870, at 9:00 a.m., on June 15, 2004 or any adjournment thereof as follows:

1. Election of directors. Proposal to elect the persons listed below as directors of Bancorp.

For       Against

☐        ☐

Angelo De Caro, John J. Ferguson, John A. Geoghegan, L. Morris Glucksman, Charles F. Howell, Michael F. Intrieri, Robert F. O'Connell, Paul C. Settelmeyer and Philip W. Wolford

☐ For All Except:

INSTRUCTION:   To Withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name(s) in the space provided below.
___________________________

2.   Proposal to amend the Certificate of Incorporation.

For       Against   Abstain

☐        ☐        ☐

3.   Proposal to ratify the appointment of McGladrey & Pullen, LLP as independent auditors for the year ending December 31, 2004.

For       Against   Abstain

☐        ☐        ☐

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

To help our preparations for the meeting, please check here if you plan to attend. ☐

The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

Please be sure to sign and date this Proxy in the box below.

_____________________________	Date: __________________
Shareholder sign above

_____________________________	Date: __________________
Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided

PATRIOT NATIONAL BANCORP, INC.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE & MAIL YOUR PROXY CARD TODAY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. THE VOTES ENTITLED TO BE CAST BY THE SHAREHOLDER WILL BE DIVIDED AMONG THE NOMINEES FOR WHOM THE PROXIES ARE AUTHORIZED TO VOTE IN SUCH MANNER AS MAY BE DETERMINED BY THE PROXIES. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

APPENDIX A

Patriot National Bancorp, Inc.

Audit Committee Charter

Purpose

The purpose of the Audit Committee is to provide oversight and act as a liaison to the Board of Directors of Patriot National Bancorp, Inc. and Patriot National Bank (together referred to as the “Company”) regarding audit issues. The Committee approves the engagement of the independent auditors, reviews the arrangement and scope of the audit, considers comments made by the independent auditors regarding internal accounting controls, oversees the internal auditing function, reviews internal accounting procedures and controls with the Company’s financial staff.

In discharging it oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary. In addition, the evaluation of the Company’s financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditor, nor does the Committee’s evaluation substitute for the responsibilities of the Company’s management for preparing, or the independent auditor for auditing, the financial statements.

Responsibilities of Audit Committee

•	Review the adequacy of the Company’s system of internal control.
•	Review the activities, organizational structure and qualifications of the internal audit function. Meet with the internal auditor at least quarterly.
•	Annually review the independent auditors’ proposed audit scope and approach.
•	Conduct a post audit review of the consolidated financial statement and audit findings. Including any significant suggestions for improvement provided to management by the independent auditors.
•	Review the performance of the independent auditors.
•	Review and approve the independent auditors’ fee arrangements.
•	Review management’s monitoring of compliance with the Company’s Code of Ethics.

A-1

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.
•	Perform other oversight functions as requested by the Board.

Reporting Responsibilities

•	The members of the Committee shall be appointed by the Board and the Committee reports to the Board.
•	Maintain lines of communication with management, the independent auditors and the internal auditor(s) (including private meetings).
•	Shall review and discuss with management the policies and guidelines for risk assessment and management.

Audit Committee Membership

Membership to the Audit Committee will be in accordance with NASDAQ’s independent directors and audit committee standards. There will be a minimum of three independent directors, including the chairman. A member shall be considered “independent” and qualified for membership as long as he or she does not accept any consulting, advisory, or other compensatory fee from the Company, is not an affiliated person of the Company or its subsidiaries, and meets the independence requirements of the law, SEC regulations and the NASDAQ Stock Market listing standards. All Committee members shall be financially literate and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

Meetings

A majority of the Committee shall constitute a quorum. Generally, the Committee will meet at least quarterly and will submit a report of their meeting at the next scheduled Board of Director’s meeting. These meetings should include management, the internal auditors, independent auditors (when deemed appropriate) and others, as necessary, and cover topics such as:

•	The scope of the internal audit department’s activities, their annual internal audit plan and follow-up on any completed internal audit reports.
•	Plans for addressing possible conflict of interest situations.
•	Review of management’s procedures for monitoring compliance with Company policies.
•	Any material litigation and matters that have an impact on the financial statements.

Before the commencement of the annual audit, the committee should meet with the independent auditors and management and review:

•	The audit approach and scope of examination.

A-2

•	Any significant planned changes in the Company’s accounting principles, policies and practices.
•	Recent developments in accounting principles, reporting practices, and regulatory policies that may have a significant effect on the Company’s financial statements.
•	Special areas needing attention.

As soon as possible after the annual audit, the committee should meet with the independent auditors and management and review:

•	The consolidated financial statements to be included in the annual report and in other publicly filed documents.
•	The independent auditors’ findings, including significant resolved or unresolved problems and any written response by management to these comments.
•	The independent auditors’ comments on internal controls, as well as management’s response to these comments.
•	The financial reporting process, including interim financial reporting.

Annually, the Committee has the responsibility to retain and/or terminate the Company’s independent auditors (subject, if applicable, to shareholder ratification). The Committee shall have the sole authority to approve and/or pre-approve all audit engagement fee and terms, as well as all significant non-audit engagement with the independent auditor.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:
•	The accounting firm’s internal quality control procedures.
•
Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

The Committee shall review, prior to the release or filing there of, any document containing the Company’s financial statements, including the interim financial reports and filings with the SEC or other regulators.

Internal Audit Function

Internal auditors play an important role in the financial reporting process. To be most effective, the internal audit department should have the support of both management and the Board of Directors (through its Audit Committee).

Internal auditing activities of particular emphasis will include:
•	Reviewing compliance with Company policies and procedures at all levels.
•	Reviewing operations to evaluate the effectiveness of the internal control systems, including controls over computerized systems.

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•	Evaluating the effectiveness of management’s proposed actions to correct internal control deficiencies.
•	Recommending operational improvements, which have the potential to increase profits.
•	Evaluating the effectiveness of the physical protection of assets and the security of data.
•	Verifying account balances.
•	Making special examination into such areas as illegal payment, defalcations or conflicts of interests.
•	Working with independent auditors.

It is important that the Audit Committee have contact with internal auditors. The head internal auditor should attend all audit committee meetings. The Audit Committee will oversee the internal audit function and its activities by approving annually:
•	Written job descriptions for internal auditors.
•	The internal audit plan, which includes the manner in which it plans its activities and a list of projects planned.
•	A report on the internal audit activities for the year (or by quarter) which includes a list of projects completed, projects in process and selected audit findings.
•	A description of the progress for ensuring that management takes the appropriate corrective of action on the suggestions made in the internal audit reports.
•	An analysis of open audit findings, categorized by age and significance.
•	Reports on planned changes in the internal audit function.

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APPENDIX B

PATRIOT NATIONAL BANCORP, INC.

CODE OF CONDUCT FOR
SENIOR EXECUTIVE FINANCIAL OFFICERS

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____________________________________________________________________

Introduction

Patriot National Bancorp, Inc. and its subsidiaries (the “Company”) are committed to the highest standards of ethical conduct in the fulfillment of our Goals and Values. Our reputation for integrity and honesty must be preserved and strengthened as we grow into new markets. Our reputation provides us with a competitive advantage in the financial services industry and it is fundamental to the way we do business.

This Code of Conduct for Senior Financial Officers has been adopted by the Board of Directors of Patriot National Bancorp, Inc. to promote honest and ethical conduct, proper disclosure of financial information in the Company’s periodic reports, and compliance with applicable laws, rules, and regulations by the Company’s senior officers who have financial responsibilities.

Applicability

As used in this Code, the term Senior Financial Officer means the Company’s Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer.

Principles and Practices

In performing his or her duties, each Senior Financial Officer must:

(1)	maintain high standards of honest and ethical conduct and avoid any actual or apparent conflict of interest as defined in the Company’s Code of Ethics;

(2)	report to the Audit Committee of the Board of Directors any conflict of interest that may arise and any material transaction or relationship that reasonably could be expected to give rise to conflict;

(3)
provide, or cause to be provided, full, fair, accurate, timely, and understandable disclosure in reports and documents that the Company files with or submits to the Securities and Exchange Commission and in other public communications;

(4)	comply and take all reasonable actions to cause others to comply with applicable governmental laws, rules, and regulations; and

(5)	promptly report violations of this Code to the Audit Committee.

Senior Financial Officers must also comply with the Code of Ethics applicable to the Company’s directors, officers, and employees generally.

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Waiver

Any request for a waiver of any provision of this Code must be in writing and addressed to the Audit Committee. Any waiver of this Code will be disclosed promptly on Form 8-K or any other means approved by the Securities and Exchange Commission.

Compliance and Accountability

The Audit Committee will assess compliance with this Code, report material violations to the Board of Directors, and recommend to the Board appropriate action.

Each Senior Executive Financial Officer is required to complete an Annual Statement of Compliance with the Code which will be filed with the Corporate Secretary.

ANNUAL REPORT OF COMPLIANCE WITH THE SENIOR EXECUTIVE FINANCIAL OFFICERS’ CODE OF CONDUCT FOR PATRIOT NATIONAL BANCORP, INC. AND/OR SUBSIDIARIES

I, ____________________, A SENIOR EXECUTIVE FINANCIAL OFFICER OF PATRIOT NATIONAL BANCORP, INC., HAVE REVIEWED THE CODE OF CONDUCT, AND HAVE COMPLIED, AND WILL IN THE FUTURE COMPLY, WITH THE CODE AS APPLICABLE TO ME.

DATE	SIGNATURE

NAME, PLEASE PRINT

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APPENDIX C

Proposed Amendment to Bancorp's Certificate of Incorporation

Article II (a) of the Corporation's Certificate of Incorporation is proposed to be amended as follows (language proposed to be deleted has been placed in brackets and amended language has been placed in italics):

II.   Capital Stock

(a)	[The amount of the capital stock of the Corporation hereby authorized is 5,333,333 shares of common stock, par value Two Dollars ($2.00) per share.]

The total number of shares of capital stock which the Corporation shall have the authority to issue is 31,000,000 shares, consisting of 30,000,000 shares of common stock, par value two dollars ($2.00) per share, and 1,000,000 shares of serial preferred stock, without par value.

(1)   Subject to all of the rights of the preferred stock, if any, and except as provided by law or in this Article II (or in any certificate of designations of any series of preferred stock):

(i)	the holders of the common stock shall have the exclusive right to vote for the election of directors and on all other matters requiring shareholder action;

(ii)
dividends may be declared and paid or set apart for payment upon the common stock out of any assets or funds of the Corporation legally available for the payment of dividends, but only when and as declared by the Board of Directors; and

(iii)
upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation shall be distributed pro rata to the holders of the common stock in accordance with their respective rights and interests.

(2)   The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article II, to provide by resolution for the issuance of the shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Connecticut, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and relative participating, optional or other special rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

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(i)	The number of shares constituting that series and the distinctive designation of the series;

(ii)
The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii)	Whether the shares of that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

(iv)
Whether the shares of that series shall have conversion or exchange privileges and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall determine;

(v)
Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi)	Whether the shares of that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts of such sinking fund;

(vii)
The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)	Any other relative rights, preferences and limitations of that series.

Dividends on outstanding shares of preferred stock shall be paid, or declared and set apart for payment, before any dividends shall be paid, or declared and set apart for payment, on the common stock with respect to the same dividend period.

If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets available for distribution to holders of shares of preferred stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of preferred stock in accordance with the respective preferential amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

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